                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




                Date of Report (Date of Earliest Event Reported):

                                December 2, 1998




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




                         Commission File Number 0-19357




       New York                                          16-0838627
(State of incorporation)                    (I.R.S. Employer Identification No.)




200 Holleder Parkway, Rochester, New York                    14615
(Address of principal executive offices)                   (zip code)




Registrant's telephone number, including area code       (716) 647-6400

Item 5.  Other Events.
----------------------

Robert Gross has been appointed as President and Chief Executive Officer of the Company, effective immediately, and will begin full-time responsibilities on January 1, 1999. Mr. Gross replaces Jack Gallagher who was serving as interim President and Chief Executive Officer since February 1998. The Company's press release describing such events is filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated December 2, 1998

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MONRO MUFFLER BRAKE, INC.
                                          -------------------------
                                                (Registrant)






December 3, 1998                      /s/ Catherine D'Amico
                                      ----------------------------------
                                      Catherine D'Amico
                                      Sr. Vice President-Finance & CFO